QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-11842, 333-9352, 333-11154, 333-13686, 333-111112 and 333-111113) and on Form F-3 (Registration Nos. 333-12996, 333-11250 and 333-109766) of our report dated February 1, 2004, with respect to the consolidated financial statements of NICE Systems Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2003.

Tel-Aviv, Israel April 28, 2004	/s/ KOST FORER GABBAY & KASIERER KOST FORER GABBAY & KASIERER A Member of Ernst & Young Global

QuickLinks

CONSENT OF INDEPENDENT AUDITORS